                                  EXHIBIT 10.3

                                    (PART I)

                       THE GOODYEAR TIRE & RUBBER COMPANY
                             INCENTIVE STOCK OPTION
                                 GRANT AGREEMENT

TOM TIRE
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH  12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1989 Goodyear Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached.

You have been granted Incentive Stock Options for the purchase of Common Stock as follows:

         Stock Option Plan                                1989 Plan
         Incentive Stock Option Grant                        960000
         Date of Grant                                     12/03/96
         Option Price                                        $00.00
         Total Number of Shares Granted                        0000

Your option shares become exercisable as follows:

         ____ on December 3, 1997                 25%            ____ on December 3, 1999                 75%
         ____ on December 3, 1998                 50%            ____ on December 3, 2000                100%







-----------------------------------------------------
          The Goodyear Tire & Rubber Company
                   December 3, 1996

Receipt of this Grant Agreement and a copy of the Plan is acknowledged:


-----------------------------------                     -----------------------
             Optionee                                             Date




                                    X-10.3-1

ISO Grant Agreement (Cont'd)                                   December 3, 1996

Part I - INCENTIVE STOCK OPTIONS

      1. These Incentive Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Incentive Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Incentive Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

      2. You may exercise the Incentive Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. If the share swap exercise is elected, it may be used only once in any twelve-month period. Any exercise of these Incentive Stock Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Incentive Stock Options.

      3. As further consideration for the Incentive Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Incentive Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Incentive Stock Options granted. The Incentive Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

      4. In the event of your Retirement, the Incentive Stock Options, to the extent they are exercisable, or they become exercisable pursuant to Section 10 hereof, shall remain exercisable for the first three months following the date of your Retirement as Incentive Stock Options and the remainder of the exercise period as Non-Qualified Stock Options. In the event of your death, the Incentive Stock Options may be exercised up to one year after death as described in paragraph 10 below. In the event of your Disability, the Incentive Stock Options then outstanding which are or become exercisable as aforesaid shall be exercisable by you during the then remaining portion of the aforesaid exercise period.

PART II - NON-QUALIFIED STOCK INVESTMENT OPTIONS

     5. A Non-Qualified Stock Investment Option will be automatically granted to you, immediately upon any satisfaction by you of the conditions specified below, on the following terms and conditions:

Date of Grant:                The date of your exercise, at any time prior to
                              January 1, 2004, of an Incentive Stock option granted herein by tendering shares of Common Stock in payment of all or a portion of the exercise price of such Incentive Stock Option.

Number of Common Shares
Subject to Option:            The number of shares of Common Stock you tendered
                              in the exercise of such Incentive Stock Option.

                                    X-10.3-2

ISO Grant Agreement (Cont'd)                                   December 3, 1996

Option Price
Per Share:                    The Fair Market Value (as defined in the Plan) of
                              the Common Stock on the date you exercised such Incentive Stock Option by tendering shares of Common Stock.

Exercise Period:              100% exercisable at any time during the period
                              beginning on the first anniversary of its date of grant and ending on December 3, 2006.

      6. The Non-Qualified Stock Investment Options are granted under and are governed by the terms and conditions of the Plan and this Grant Agreement. The number of shares of Common Stock subject to each grant is determined by the number of shares of Common Stock you tender to the Company in your exercise of an Incentive Stock Option granted pursuant to this Agreement. The Option price per share of the Non-Qualified Stock Investment Option shall be the Fair Market Value (as defined in the Plan) of Common Stock on the date you exercise an Incentive Stock Option as aforesaid. In order to accept this Option grant, you must tender shares of Common Stock in the exercise of an Incentive Stock Option prior to January 1, 2004.

      7. You may exercise the Non-Qualified Stock Investment Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"),
(2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Investment Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Investment Options.

      8. As further consideration for each Non-Qualified Stock Investment Option granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for twelve months following the Date of Grant in respect thereof (as defined at paragraph 5 above) before you will be entitled to exercise such Non-Qualified Stock Investment Option. Any Non-Qualified Stock Investment Option granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability (as defined in the Plan).

     Part III - GENERAL PROVISIONS

     9. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of the Grant Agreement, the Incentive Stock Options shall become immediately exercisable by you. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified at paragraph 5 of this Grant Agreement, the Non-Qualified Stock Investment Options shall become immediately exercisable. In the event of your Retirement or Disability, the Non-Qualified Stock Investment Options then outstanding which are or become exercisable as aforesaid shall be exercisable by you during the then remaining portion of the exercise period.



                                    X-10.3-3

ISO Grant Agreement (Cont'd)                                   December 3, 1996

      10. The Incentive Stock Options and any Non-Qualified Stock Investment Options granted hereunder (the "Options") terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death during the exercise period, the Options may be exercised up to one year after date of death by the person or persons to whom your rights in the Options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

      11. The Options shall not in any event be exercisable after the expiration of ten years from the Date of Grant, specified on the first page of this Grant Agreement and, to the extent not exercised, shall terminate at the end of such ten-year period.

      12. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

      13. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the Options granted hereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

      14. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

      15. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

     16. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

      17. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.





                                    X-10.3-4

                                  EXHIBIT 10.3

                                    (PART II)

                       THE GOODYEAR TIRE & RUBBER COMPANY
                           NON-QUALIFIED STOCK OPTION
                                 GRANT AGREEMENT

TOM TIRE
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH  12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1989 Goodyear Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached.

You have been granted Non-Qualified Stock Options for the purchase of Common Stock as follows:

         Stock Option Plan                                 1989 Plan
         Non-Qualified Stock Option Grant                      96000
         Date of Grant                                      12/03/96
         Option Price                                         $00.00
         Total Number of Shares Granted                         0000

Your option shares become exercisable as follows:

         ____ on December 3, 1997   25%              ____ on December 3, 1999   75%
         ____ on December 3, 1998   50%              ____ on December 3, 2000   100%







-----------------------------------------------------
          The Goodyear Tire & Rubber Company
                   December 3, 1996


Receipt of this Grant Agreement and a copy of the Plan is acknowledged:



----------------------------------                     -----------------------
           Optionee                                             Date


                                    X-10.3-5

NQ Grant Agreement (Cont'd)                                    December 3, 1996

PART I - NON-QUALIFIED STOCK OPTIONS

      1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Non-Qualified Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Non-Qualified Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

      2. You may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. If the share swap exercise is elected, it may be used only once in any twelve month period. Any exercise of these Non-Qualified Stock Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

      3. As further consideration for the Non-Qualified Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options granted. The Non-Qualified Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

      PART II - NON-QUALIFIED STOCK INVESTMENT OPTIONS

      4. A Non-Qualified Stock Investment Option will be automatically granted to you, immediately upon any satisfaction by you of the conditions specified below, on the following terms and conditions:

Date of Grant:                The date of your exercise, at any time prior to
                              January 1, 2004, of a Non-Qualified Stock Option granted herein by tendering shares of Common Stock in payment of all or a portion of the exercise price of such Non-Qualified Stock

Number of Common Shares
Subject to Option:            The number of shares of Common Stock you tendered
                              in the exercise of such Non-Qualified Stock
                              Option.

Option Price

Per Share:                    The Fair Market Value (as defined in the Plan) of
                              the Common Stock on the date you exercised such Non-Qualified Stock Option by tendering shares of Common Stock.


                                    X-10.3-6

NQ Grant Agreement (Cont'd)                                    December 3, 1996

     Exercise Period:         100% exercisable at any time during the period
                              beginning on the first anniversary of its date of grant and ending on December 3, 2006.

      5. The Non-Qualified Stock Investment Options are granted under and are governed by the terms and conditions of the Plan and this Grant Agreement. The number of shares of Common Stock subject to each grant is determined by the number of shares of Common Stock you tender to the Company in your exercise of a Non-Qualified Stock Option granted pursuant to this Agreement. The Option price per share of the Non-Qualified Stock Investment Option shall be the Fair Market Value (as defined in the Plan) of the Common Stock on the date you exercise a Non-Qualified Stock Option as aforesaid. In order to accept this Non-Qualified Stock Investment Option Grant, you must tender shares of Common Stock in the exercise of a Non-Qualified Stock Option prior to January 1, 2004.

      6. You may exercise the Non-Qualified Stock Investment Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"),
(2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Investment Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Investment Options.

      7. As further consideration for each Non-Qualified Stock Investment Option granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for twelve months following the Date of Grant in respect thereof (as defined at paragraph 5 above) before you will be entitled to exercise such Non-Qualified Stock Investment Option. The Non-Qualified Stock Investment Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability (as defined in the Plan).

III - GENERAL PROVISIONS

      8. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of this Grant Agreement, the Non-Qualified Stock Options shall become immediately exercisable by you. In the event of your Retirement, death or Disability (as defined in the Plan) during the exercise period on any date which is more than six (6) months after the Date of Grant specified at paragraph 4 of this Grant Agreement, the Non-Qualified Stock Investment Options shall become immediately exercisable. In the event of your Retirement or Disability, the Non-Qualified Stock Investment Options then outstanding which are or become exercisable as aforesaid shall be exercisable by you during the then remaining portion of the exercise period.

      9. The Non-Qualified Stock Options and any Non-Qualified Stock Investment Options granted hereunder (the "Options") terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your





                                    X-10.3-7

NQ Grant Agreement (Cont'd)                                    December 3, 1996
death during the exercise period, the Options may be exercised up to one year after date of death by the person or persons to whom your rights in the Options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

      10. The Options shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall terminate at the end of such ten-year period.

      11. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

      12. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the Options granted hereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

      13. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

      14. All rights conferred upon you under the provision of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

      15. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

      16. Each Option may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

                                   X-10.3-8

                                  EXHIBIT 10.3

                                   (PART III)

                       THE GOODYEAR TIRE & RUBBER COMPANY
           NON-QUALIFIED STOCK OPTION/TANDEM STOCK APPRECIATION RIGHTS
                                 GRANT AGREEMENT

TOM TIRE
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH 12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1989 Goodyear Performance and Equity Incentive Plan (the "Plan") was adopted effective April 10, 1989. A copy of the Plan is attached.

You have been granted Non-Qualified Stock Options for the purchase of Goodyear Common Stock and tandem Stock Appreciation Rights as follows:

         Stock Option Plan                               1989 Plan
         Non-Qualified Stock Option/SAR                     960000
         Date of Grant                                    12/03/96
         Option Price                                       $00.00
         Number of Shares Granted                              -0-

The Company shall determine whether or not you may exercise the Stock Option or the SARs at the time you notify the Company of your intent to exercise all or part of this grant.

Your option shares become exercisable as follows:

         ____ on December 3, 1997                 25%            ____ on December 3, 1999                 75%
         ____ on December 3, 1998                 50%            ____ on December 3, 2000                100%





-----------------------------------------------------
         The Goodyear Tire & Rubber Company
                   December 3, 1996


Receipt of this Grant Agreement and a copy of the Plan is acknowledged:

-----------------------------------                     -----------------------
            Optionee                                             Date




                                    X-10.3-9

NQ/SAR Grant Agreement (Cont'd)                                December 3, 1996

      1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Options") and the Stock Appreciation Rights granted in tandem with the Options (the "SARs") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of this Grant Agreement acknowledging receipt of the Options and SARs granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement, including a recognition of the Company's right to specify whether or not you may exercise either the Options or the SARs at the time you notify the Company of your intent to exercise. You also agree that you have read and understand this Grant Agreement.

      2. If the Company approves the exercise of an Option, each exercise of the Options granted pursuant to this Grant Agreement shall be by written notice to the Company stating the number of shares of the Common Stock being purchased, together with a cash payment in the amount of the full option exercise price of such shares or payment in full shares of the Common Stock having a Fair Market Value (as defined in the Plan)on the date of exercise equal to the full purchase price of the shares of Common Stock being purchased. Withholding tax obligations shall be satisfied upon any Option exercise.

      3. If the Company approves the exercise of the SARs, written notice must be given to the Company stating the number of shares in the Options in respect of which the SARs are being exercised. In due course, you will receive payment in cash in an amount equal to the difference between the Fair Market Value
(as defined in the Plan) of one share of the Common Stock on the date of exercise of the SARs and the Option Exercise Price per Share specified in respect of the Options times the number of shares in respect of which the SARs shall have been exercised. Such payment shall be subject to reduction for withholding taxes.

      4. Certificates for shares of the Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

      5. Your purchase of shares of Common Stock pursuant to the Options shall automatically reduce by a like number the shares subject to the SARs and, conversely, your exercise of any SARs shall automatically reduce by a like number the shares of the Common Stock available for purchase by you under the Options.

      6. The Options and SARs you have been granted shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall terminate at the end of such ten-year period.

      7. Each Option and SAR are not transferable by you otherwise than by will or the laws of descent and distribution, and are exercisable during your lifetime only by you.

      8. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 14 of the Plan, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

      9. As further consideration for the Options and SARs granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to (and including) the date or dates they become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Options or SAR's.




                                   X-10.3-10

NQ/SAR Grant Agreement (Cont'd)                                December 3, 1996

      10. In the event of your death, Retirement (as defined in the Plan) or Disability (as defined in the Plan) during the ten-year exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of this Grant Agreement, the Options and SARs shall become immediately exercisable and, except as provided below in the event of your death, shall be exercisable by you for the remainder of the term of the Option/SAR grant. In the event of your death during the exercise period, the Options and SARs may be exercised up to one year after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. The Options and SARs terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

      11. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of the Company or a subsidiary, you may forfeit the benefits of the Options or SARs granted hereunder. If such a competitive situation occurs, the Committee, in its sole discretion, may require you to return to the Company the economic value of the Options or SARs which you have realized or obtained by your exercise of the Options or SARs granted hereunder at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options or SARs which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

      12. In agreeing to accept this grant, you clearly acknowledge that The Goodyear Tire & Rubber Company assumes no responsibility for any regulatory or tax consequences that arise from either the grant or exercise of the Options or the SARs, whether under U.S. or foreign law, rules, regulations or treaties.

      13. Prior to the exercise of an Option or SAR, written notice must be given to the Company of your intent to exercise. The Company will then advise you whether or not you may exercise a Stock Option or an SAR and upon receiving such advice you may then exercise the Stock Option or the SAR.

      14. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address.

      15. This Grant Agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

      16. Each Option and/or SAR may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

                                  X-10.3-11